Exhibit 10.1.38

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

CONTRACT#: L-30214-000

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated the 17th day of August, 2012 (the “MSA”).

A.	Notice Information.

Customer:	SES:
1250 N Arlington Heights Rd Itasca, IL 60143 United States Attn: Mr. Anand Chari Facsimile: +1 630 647 1614 Telephone: +1 630 647 1414	Rooseveltplantsoen 4 2517 KR The Hague The Netherlands Attn: General Counsel Facsimile: +31 70 306 4101 Telephone: +31 70 306 4100

B.	Service Description.

SES will provide Customer with the satellite services in accordance with the Service Specifications set forth below (the “Service”). The protection level for this Service shall be Transponder Protected Service, in accordance with the terms and conditions set forth in Section E below and in Appendix C of the MSA.

Satellite:	Orbital Location:	Orbital Tolerances:
[***]	[***]	[***]

[***].

C.	Service Specifications.

Band:	Connectivity:	Service dBW:	MHz:	Service Transponder:
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Service dBW:

The Service power levels (in dBW) as set forth in the table above will be met by the Service Transponder(s) on the Satellite as referenced to beam peak location (being the point on the downlink beam coverage where the EIRP level is highest) as the same may be extrapolated by SES by measurements from one of its monitoring stations or at other convenient locations within the beam. SES reserves the right to relocate its monitoring facilities and, therefore, the location of performance measurement.

Service Transponder:

Initial Transponder assignment, subject to change in accordance with the terms and conditions of the MSA. SES reserves the right to supply equivalent capacity on other transponders consistent with specifications listed herein at any time during the Service Term.

D.	Service Terms; Fees.

Commencement Date: 1 December 2012 *	End Date: 30 November 2017

* - Following execution of this Service Order by both Parties, SES shall initiate preparations necessary for the Service to commence. Any delay relating to licensing and coordination may cause delays in the performance of SES’s tasks relating to the initiation of Service.

Licensing and Coordination: [***].

Monthly Service Fee: In accordance with the table below. Customer shall make each and every payment monthly in advance, on or before the last business day of the month preceding the month in which the Service is provided, and all such payments shall be made without offset, withholding or deduction of any kind.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Deposit: [***].

E.	Other Applicable Terms and Conditions.

Service Protection Level: The protection level for this Service shall be Transponder Protected Service in accordance with the terms and conditions as set forth below and in Appendix C of the MSA.

“Transponder Protected Service” means a protection level wherein the Service may not be preempted to restore another service and is itself entitled to be restored by Replacement Transponders or Preemptible Transponders on the same satellite in the event of a Transponder Failure (but is not entitled to be restored if there is no such Replacement Transponder or Preemptible Transponder available), but is not in any case entitled to be restored if the Satellite becomes a Satellite Failure.

As to Transponder Protected Service, SES shall immediately initiate all reasonable measures, consistent with protecting the Satellite and all services provided thereon, to restore Customer’s affected Service Transponder as quickly as possible in the event of a Transponder Failure. Restoration shall be effected in the following manner and order, on a first-needed, first-served basis: first, by utilizing any available Replacement Transponder on the Satellite; and second, if no such Replacement Transponder is available, by using a Preemptible Transponder on the Satellite, if available. If no such Replacement Transponder or Preemptible Transponder is available on the Satellite, then Customer’s Service shall not be restored. If access to Replacement Transponders or Preemptible Transponders on the Satellite is required for more than one transponder as a result of simultaneous transponder failures, then such access shall be granted in Contract Order (defined as the opposite order from Reverse Contract Order).

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The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the appendices thereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Anand K. Chari	By:	/s/ Gerson Souto

Name:	Anand K. Chari	Name:	Gerson Souto

Title:	CTO	Title:	Director

Date:	8/17/12	Date:	4th September 2012